GENERAL	6 Months Ended
Jun. 30, 2024
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL
a.
Compugen Ltd. (the “Company”) is a clinical-stage therapeutic discovery and development company utilizing its broadly applicable predictive computational discovery capabilities to identify novel drug targets and new biological pathways to develop therapeutics in the field of cancer immunotherapy. The Company’s innovative immuno-oncology pipeline consists of three clinical stage programs, COM701, COM902 and rilvegostomig, targeting immune checkpoints the Company discovered computationally. Two programs that are pursued internally, COM701, a potential first-in-class anti-PVRIG antibody, and COM902, a potential best-in-class therapeutic anti-TIGIT antibody, are in Phase 1 clinical trials and have been evaluated for the treatment of solid tumors as a monotherapy and in combination of dual (PVRIG/PD-1, PVRIG/TIGIT) and triple (PVRIG/PD-1/TIGIT) blockade. Rilvegostomig, a novel anti PD-1/TIGIT bispecific antibody with a TIGIT specific component that is derived from the Company’s COM902 antibody, is being developed by AstraZeneca pursuant to an exclusive license agreement between the Company and AstraZeneca and is being evaluated in multiple clinical trials, including in Phase 3 clinical trials. The Company’s therapeutic pipeline of early-stage immuno-oncology programs consists of programs aiming to address various mechanisms of immune resistance. The Company’s most advanced early-stage program, COM503, was licensed to Gilead Sciences, Inc. (“Gilead”) in December 2023, see also Note 12. COM503 is a potential first-in-class, high affinity antibody, which blocks the interaction between IL-18 binding protein and IL-18, thereby freeing natural IL-18 in the tumor microenvironment to inhibit cancer growth. The Company’s business model is to selectively enter into collaborations for our novel targets and drug product candidates at various stages of research and development under various revenue-sharing arrangements.

b.	The Company is headquartered in Holon, Israel.

c.
The Company has incurred losses in the amount of $9,390 during the six months ended June 30, 2024, has an accumulated deficit of $483,917 as of June 30, 2024, and has an accumulated negative cash flow from operating activities in the amount of $39,703 for the six months ended June 30, 2024. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements at the current level of yearly expenditures at least twelve months from the reporting date.

d.
On August 5, 2013, the Company entered into a Research and Development Collaboration and License Agreement (“Bayer Agreement”) with Bayer Pharma AG (“Bayer”) for the research, development, and commercialization of antibody-based therapeutics against two novel Compugen-discovered immune checkpoint regulators.

Under the terms of the Bayer Agreement, the Company received an upfront payment of $10,000, and additional aggregate milestone payments of approximately $23,000.

On November 29, 2022, Bayer notified the Company that it had resolved to terminate, effective as of February 27, 2023, the Bayer Agreement.

e.
Effective March 30, 2018, the Company entered into an exclusive license agreement with MedImmune Limited, the global biologics research and development arm of AstraZeneca (“AstraZeneca”) to enable the development of bi-specific and multi-specific immuno-oncology antibody products. Under the terms of the agreement, Compugen provided an exclusive license to AstraZeneca for the development of bi-specific and multi-specific antibody products derived from COM902. AstraZeneca has the right to create multiple products under this license and is solely responsible for all research, development and commercial activities under the agreement. In connection with such license agreement, AstraZeneca developed rilvegostomig, a novel PD-/TIGIT bi-specific antibody with a TIGIT component that is derived from our COM902. Rilvegostomig entered the clinic in September 2021, initiated a Phase 3 with first patient dosing in the first indication Phase 3 study in December 2023, and first patient dosing in the second indication Phase 3 study in May 2024. Compugen received a $10,000 upfront payment and received or accrued $30,500 milestone payments out of up to $200,000 that the Company is eligible to receive in development, regulatory and commercial milestones for the first product as well as tiered royalties on future product sales. If additional products are developed, additional milestones and royalties would be due to Compugen for each product.

f.
On October 10, 2018, the Company entered into a Master Clinical Trial Collaboration Agreement (the “Master Clinical Agreement”) with Bristol Myers Squibb Company (“Bristol Myers Squibb”) to evaluate the safety and tolerability of Compugen’s COM701 in combination with Bristol Myers Squibb’s PD-1 immune checkpoint inhibitor Opdivo® (nivolumab), in patients with advanced solid tumors.

Pursuant to the Master Clinical Agreement, as amended from time to time, Compugen sponsored the trials, which included the evaluation of the combination of COM701 and Opdivo® ± Bristol Myers Squibb investigational anti-TIGIT, BMS-986207. Bristol Myers Squibb and Compugen each supplies its own compound(s) for the studies.

In conjunction with the signing of the Master Clinical Agreement, Bristol Myers Squibb made a $12,000 investment in Compugen, see Note 7a.

Among several amendments to the Master Clinical Agreement, on November 10, 2021, the agreement was further amended and in conjunction with the signing of the amendment to the Agreement, Bristol Myers Squibb made a $20,000 investment in Compugen, see Note 7a.

On August 3, 2022, the Company and Bristol Myers Squibb entered into a letter agreement pursuant to which the Master Clinical Agreement, as amended from time to time, was terminated as of such date.

g.
On December 18, 2023, the Company entered into an exclusive license agreement (the “License Agreement”) with Gilead Sciences, Inc. (“Gilead”), pursuant to which the Company granted Gilead an exclusive license under the Company’s pre-clinical antibody program against IL-18 binding protein and all intellectual property rights subsisting therein, to use, research, develop, manufacture and commercialize products, including the Company’s COM503 product candidate (“COM503 License”), and additional products that may be so developed by Gilead (together with COM503, the “Licensed Products”).

Pursuant to the License Agreement, Gilead paid the Company a one-time, upfront payment of $60 million in January 2024. The Company has continued to develop COM503 during the initial development term, which included conducting activities defined within the agreement to advance COM503 through the clearance of an investigational new drug application (“IND”). The Company is eligible to receive from Gilead $30 million in the form of a milestone payment upon clearance of the IND for COM503, see also Note 12. The Company is also eligible to receive up to approximately $758 million in additional milestone payments upon the achievement of certain development, regulatory and commercial milestones. The Company is further eligible to receive single-digit to low double-digit tiered royalties on worldwide net sales of Licensed Products.

The Company will be responsible for conducting a Phase 1 clinical trial for COM503, including handling the regulatory matters in connection therewith, and will bear the costs of such trial (including the COM503 drug supply), with Gilead providing at no cost an anti- PD-1/PD-L1 antibody for such trial. In certain circumstances, Gilead may assume the role of conducting the Phase 1 clinical trial.

Upon completion of the Phase 1 clinical trial for COM503, the Company will initiate the transfer of development activities related to COM503 to Gilead, following which, Gilead will have sole responsibility to develop and commercialize the Licensed Products.

During the term of the License Agreement, the Company is prohibited from researching, developing, making, and commercializing any compounds, molecules, products or treatment methods that are directed to IL-18 or any companion diagnostics for an IL-18 product.

Unless terminated early by a party pursuant to its terms, the License Agreement will continue in effect on a Licensed Product-by-Licensed Product and country-by-country basis until the expiration of the last royalty term in such country.

Gilead withheld at source 15% from the upfront payment amount paid to the Company in January 2024 and is expected to continue and withhold at source all taxes required by law from all payments payable to the Company under the License Agreement.

The License Agreement contains customary representations, warranties, covenants, and terms governing the prosecution and enforcement of certain intellectual property and issues related to technology transfer, manufacturing transfer, provisions with respect to establishment of joint steering committee and its governance covenants with respect change of control and others.